UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUSTAST

AST Small Cap Growth Opportunities Portfolio

(formerly, AST Federated Aggressive Growth Portfolio)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

December 30, 2014

To the Shareholders:

On June 18-19, 2014, at a regular meeting of the Board of Trustees of Advanced Series Trust (AST or the Trust), the trustees approved new subadvisory agreements, terminating a previous subadvisory agreement, and changing the name of the AST Federated Aggressive Growth Portfolio (the Portfolio). Effective November 24, 2014, Wellington Management Company, LLP (Wellington) and RS Investment Management Co. LLC (RS Investments, and together with Wellington, the New Subadvisers), became the New Subadvisers to the Portfolio and the Portfolio’s name was changed to AST Small Cap Growth Opportunities Portfolio.

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), as the investment managers of the Portfolio (collectively, the Manager), have: (i) entered into a new subadvisory agreement with Wellington relating to the Portfolio; (ii) entered into a new subadvisory agreement with RS Investments relating to the Portfolio; and (iii) terminated the subadvisory agreement with Federated Equity Management Company of Pennsylvania/Federated Global Investment Management Corp. relating to the Portfolio. The investment management agreement relating to the Portfolio will not change as a result of the subadvisory changes.

This information statement describes the circumstances surrounding the Board of Trustees’ approval of the new subadvisory agreements and provides you with an overview of their terms. PI and ASTIS will continue as the Portfolio’s investment managers. This information statement does not require any action by you. It is provided to inform you about the change in subadvisory arrangements.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTSCGIS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST Small Cap Growth Opportunities Portfolio

(formerly, AST Federated Aggressive Growth Portfolio)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

December 30, 2014

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Small Cap Growth Opportunities Portfolio, formerly known as the AST Federated Aggressive Growth Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Portfolio’s investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.1

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102-4077. Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio (each a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements). At a regular meeting of the Board held on June 18-19, 2014 (the Meeting), the Board, including a majority of the Trustees who were not parties to the New Subadvisory Agreements and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), unanimously approved: (i) a New Subadvisory Agreement between the Manager and Wellington Management Company, LLP (Wellington) with respect to the Portfolio; (ii) a New Subadvisory Agreement between the Manager and RS Investment Management Co. LLC (RS Investments, and together with Wellington, the New Subadvisers) with respect to the Portfolio; and (iii) the termination of the subadvisory agreement between the Manager and Federated Equity Management Company of Pennsylvania/Federated Global Investment Management Corp. (Federated) with respect to the Portfolio (the Prior Subadvisory Agreement). The New Subadvisory Agreements became effective as of November 24, 2014. The investment management agreement relating to the Portfolio will not change as a result of the subadvisory changes.

The Portfolio will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about January 12, 2014 to shareholders investing in the Portfolio as of November 24, 2014.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

1 See Notice of Application (Release No. IC – 22139)(Aug. 13, 1996) and Order (Release No. IC – 22215)(Sept. 11, 1996).

NEW SUBADVISORY AGREEMENTS

Approval of the New Subadvisory Agreements

As required by the 1940 Act, the Board of AST considered (i) the New Subadvisory Agreement among PI, ASTIS and Wellington for the Portfolio; and (ii) the New Subadvisory Agreement among PI, ASTIS and RS Investments for the Portfolio. The New Subadvisory Agreements relate to the appointment of the New Subadvisers to replace Federated as the new subadvisers to the Portfolio. The Board, including all of the Independent Trustees, met at the Meeting and approved the New Subadvisory Agreements for an initial two year period and changing the name of the Portfolio to the AST Small-Cap Growth Opportunities Portfolio, after concluding that approval of the New Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the New Subadvisers; comparable performance information; the fees paid by the Manager to the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadvisers at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Subadvisory Agreements with respect to the Portfolio.

The Board determined that the overall arrangements among the Manager and the New Subadvisers are appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Federated under the Prior Subadvisory Agreement and those that would be provided by the New Subadvisers under the New Subadvisory Agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that Federated and the New Subadvisers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of the New Subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the New Subadvisers. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to the New Subadvisers. The Board also noted that Wellington provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about the New Subadvisers, and its experience with Wellington with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the New Subadvisers.

Performance

The Board received and considered information regarding simulated returns based on the strategy proposed to be implemented by the New Subadvisers for the Portfolio. The Board concluded that it was satisfied with the performance of the New Subadvisers.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to the New Subadvisers under the New Subadvisory Agreements. The Board considered that, based on the net assets of the Portfolio as of May 14, 2014, the effective subadvisory fee rate that would be paid to the New Subadvisers under the New Subadvisory Agreements is higher than the effective subadvisory fee rate paid to Federated under the Prior Subadvisory Agreement. The Board noted that the subadvisory fees are paid by the Manager to the relevant subadviser(s) for a Portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the increase in the effective subadvisory fee rate for the Portfolio will decrease the net investment management fee retained by the Manager.

The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of the New Subadvisers is new, there is no historical profitability information with respect to the proposed subadvisory arrangements for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the RS Investments’ proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels, while Wellington’s proposed subadvisory fee schedule for the Portfolio did not contain breakpoints.  The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Subadvisers in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Wellington were similar to benefits derived by Wellington in connection with its management of the other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the New Subadvisers were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other AST portfolios for which Wellington provides subadvisory services at the Meeting. The Board concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibit A and Exhibit B, respectively.

Information about Wellington

Wellington is located at 280 Congress Street, Boston, Massachusetts, 02210. Wellington is a registered investment adviser and provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2014, Wellington’s assets under management totaled approximately $892 billion. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company, LLP, a Delaware limited liability partnership. Additional information relating to the management of Wellington and other funds managed by Wellington is set forth in Exhibit C.

Information about RS Investments

RS Investments is located at One Bush Street, Suite 900, San Francisco, California 94104. RS Investments is a registered investment adviser and majority-owned subsidiary of The Guardian Life Insurance Company of America. As of September 30, 2014, RS Investments’ assets under management totaled approximately $22.3 billion. Additional information relating to the management of RS Investments and other funds managed by RS Investments is set forth in Exhibit D.

Terms of the New Subadvisory Agreements

With the exception of fees, the material terms of the New Subadvisory Agreements are substantially similar to the material terms of the Prior Subadvisory Agreement. Each New Subadviser is compensated by the Manager (and not the Portfolio) for the assets of the Portfolio it manages. The subadvisory fee rate under the Prior Subadvisory Agreement, the subadvisory fee rates under the New Subadvisory Agreements, and the fees paid to Federated for the fiscal year ended December 31, 2013 are set forth below:

Prior Subadvisory Fee Rates	New Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2013
0.50% of average daily net assets to $100 million; 0.45% of average daily net assets over $100 million but not exceeding $400 million; 0.40% of average daily net assets over $400 million but not exceeding $900 million; 0.35% of average daily net assets over $900 million	Wellington Management Company, LLP 0.46% of average daily net assets RS Investment Management Co. LLC 0.55% of average daily net assets to $100 million; 0.50% of average daily net assets over $100 million but not exceeding $200 million; 0.45% of average daily net assets over $200 million but not exceeding $250 million; 0.40% of average daily net assets over $250 million but not exceeding $300 million; and 0.35% of average daily net assets over $300 million	$3,175,509

The New Subadvisory Agreements provide, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, the New Subadvisers are each responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the New Subadvisers will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Management Agreement with the Manager, and (iii) each New Subadvisory Agreement may be terminated at any time by the relevant New Subadviser or by the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, each New Subadviser will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT OF THE TRUST

The Manager

The Trust is managed by PI and ASTIS, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

As of October 31, 2014, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately 249.3 billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of October 31, 2014, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $132.2 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

Terms of the Management Agreement

Pursuant to the Management Agreement with the Trust (the Management Agreement), the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on June 19, 2014.

The Manager is specifically responsible for overseeing and managing the Portfolio and the New Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the New Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PI, to assist the Manager in regularly evaluating and supervising the Portfolio and the New Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PI that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the New Subadvisers. The Manager utilizes this data in directly overseeing the Portfolio and the New Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian), and the Trust’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•	furnishing of office facilities;
•	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
•	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;

•	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
•	monitoring, together with the New Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
•	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
•	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
•	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
•	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
•	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
•	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with their management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•	the salaries and expenses of all of their and the Trust’s personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadvisers;
•	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust as described below;
•	the fees, costs and expenses payable to the New Subadvisers pursuant to the New Subadvisory Agreements; and
•	with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the New Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•	the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadvisers;
•	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;
•	the charges and expenses of the Trust’s legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;

•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;
•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

The Management Agreement provides that the Manager will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, the Portfolio compensates the Manager as follows:

Investment Management Fee Rate	Aggregate Investment Management Fees for the most recently completed fiscal year
0.94% of Portfolio’s average daily net assets to $300 million; 0.93% on next $200 million of average daily net assets; 0.92% on next $250 million of average daily net assets; 0.91% on next $2.5 billion of average daily net assets; 0.90% on next $2.75 billion of average daily net assets; 0.87% on next $4 billion of average daily net assets; and 0.85% in excess of $10 billion of average daily net assets.	$6,827,331

Directors and Officers of PI and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. None of the officers or directors of PI are also officers or directors of either of the New Subadvisers.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of either of the New Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin	Director and Executive Vice President	Director and Executive Vice President (since September 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Timothy S. Cronin	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).
Robert O'Donnell	Director and Executive Vice President	Director and Executive Vice President (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the Officers of the Trust who are also officers or directors of PI and/or ASTIS.*

Name	Position with Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
M. Sadiq Peshimam	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

*Excludes Messrs. O'Donnell and Cronin, who are directors of ASTIS and serve as interested trustees of the Trust.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the Distribution Agreement, the Portfolio is subject to an annual distribution or “12b-1” fee of 0.10% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following approximate amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Federated Aggressive Growth Portfolio	$628,994

Brokerage

The Portfolio did not pay any commissions to affiliated broker dealers for the fiscal year ended December 31, 2013.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit E to this Information Statement.

Deborah A. Docs
Secretary

Dated: December 30, 2014

EXHIBIT A

ADVANCED SERIES TRUST

AST Small-Cap Growth Opportunities Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 22nd day of September, 2014 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (Wellington Management or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. ) The Subadviser may use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Subadviser, each of whom shall be treated as an “associated person” of the Subadviser (as defined in the Advisers Act) to assist in the performance of any or all of the services or functions provided by the Subadviser under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act. Notwithstanding anything herein to the contrary, the Subadviser's liability to the Co-Managers and the Trust at all times under this Agreement shall not be affected in any way whatsoever by any use of such associated persons and the Subadviser (and not the Co-Managers) shall be solely responsible for any fees, charges, or expenses owed to such “affiliated person” or associated persons. In addition, notwithstanding any other provision of the Agreement, the Subadviser: (x) may provide information about the Co-Managers and the Trust to any such “affiliated person” or associated person providing services hereunder; (y) will act in good faith and with due diligence in the selection, use, and monitoring of any such “affiliated person” or associated person providing services hereunder; and (z) shall ensure that any such “affiliated person” or associated person providing services hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject with respect to the Trust.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of it by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of such Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(vi) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) [Reserved.]

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations. Subadviser further agrees to provide to the Co-Managers written copies of such procedures and any amendments thereto on a timely basis.

(e) The Subadviser shall furnish to the Co-Managers with a certification regarding (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) In the event that market quotations are not readily available or, in the Subadviser’s view, are not reliable for purposes of valuing the Trust’s portfolio securities that the Subadviser manages, and the Subadviser will promptly notify the Co-Managers and will recommend a fair value methodology (and indicate a price using that methodology) for use by the Trust in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 280 Congress Street, Boston, Massachusetts 02210, Attention: Legal and Compliance.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement and subject to satisfaction of applicable regulatory requirements, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects to such reference to the Subadviser in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to (i) furnish the Subadviser, upon Subadviser’s request, representative samples of marketing and sales literature and other materials that expressly reference the Subadviser prior to final production and use or distribution of such literature and materials and (ii) not to use or distribute any such literature or materials if the Subadviser reasonably objects in writing within four (4) business days (or such other period as may be mutually agreed) after Subadviser’s receipt thereof. The Subadviser’s right to object to such literature and materials and provide proposed revisions is limited solely to the portions of such literature and materials that expressly relate to the Subadviser. Notwithstanding the forgoing, advance review and approval shall not be required from the Subadviser with respect to: (i) sales literature, applications, confirmation statements, account statements, or forms in which the Subadviser is only referenced in a listing of advisors to the Trust or the name of the specific series of the Trust subadvised by Wellington Management is only referenced in a listing or short description of relevant variable insurance product investment options; (ii) web pages that solely refer to the name of the specific series of the Trust subadvised by Wellington Management and such series’ investment performance and/or portfolio holdings and that do not provide additional information relating to such series or Wellington Management; (iii) literature or materials that are based upon literature or materials that were previously approved by Subadviser where no material changes have been made to such previously approved literature or materials; or (iv) other materials as agreed upon mutually by the Co-Managers and the Subadviser. Notwithstanding the foregoing, for any literature or materials that are submitted to Wellington Management for its advance review and written approval in accordance with this Section 7, if Wellington Management does not, within four (4) business days of its receipt thereof, expressly disapprove in writing or request in writing that specific changes be made to specific pieces of literature or other materials, then such pieces of literature or other materials shall be deemed approved by Wellington Management. If the Co-Managers or their affiliates agree in writing to incorporate into such literature or materials the specific changes requested by Subadviser, the Co-Managers and their affiliates shall not be required to re-submit such literature or materials to Subadviser for its review or approval. The Co-Managers further agree to use their reasonable best efforts to ensure that materials prepared by their employees or agents or their affiliates that refer to the Subadviser in any way are consistent with those materials previously approved by the Subadviser as referenced in the first sentence of this paragraph. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

It is understood that “Wellington Management” and any derivative names or logos associated with such name are the valuable property of the Subadviser, that the Trust has the right to include such phrase as a part of the name of the series of the Trust managed by the Subadviser or for any other purpose only so long as this Agreement shall continue, and that Wellington Management does, in fact, consent to the use of such name as a part of the name of the series of the Trust identified herein. Subadviser represents and warrants that the inclusion of “Wellington Management” in the name of the series of the Trust identified herein shall not: (i) infringe the title or any patent, copyright, trade secret, trademark, service mark, or other proprietary right of any third party and (ii) violate the terms of any agreement or other instrument to which Subadviser or any of its affiliates is a party.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: _/s/ Timothy S. Cronin___________
Name: Timothy S. Cronin
Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: _/s/ Timothy S. Cronin___________
Name: Timothy S. Cronin
Title: President

WELLINGTON MANAGEMENT COMPANY, LLP

By: _/s/ Terrence M. Burgess___________________________
Name: Terrence M. Burgess
Title: Senior Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Wellington Management Company, LLP, Prudential Investments LLC and AST Investment Services, Inc. will pay Wellington Management Company, LLP an advisory fee on the net assets managed by Wellington Management Company, LLP that is equal, on an annualized basis, to the following:

Portfolio Portfolio Advisory Fee AST Small-Cap Growth Opportunities	Advisory Fee Portfolio 0.46% of average daily net assets

Dated as of September 22, 2014.

EXHIBIT B

ADVANCED SERIES TRUST

AST Small-Cap Growth Opportunities Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 6th day of October, 2014 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers), and RS Investment Management Co. LLC, a Delaware limited liability company (RS Investment or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments, instruments, and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the reasonable instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, (the “Code”), provided that compliance with the Code shall be solely with respect to the assets of the Trust under the Subadviser’s management and based solely upon information provided by the Trust’s administrator, custodian and other service providers, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission) that relate to the Subadviser, provided that the Subadviser is required by law or regulation to be the preparer and filer of such reports. Unless otherwise agreed in writing by the Subadviser, the obligations of the Subadviser under the Code are limited to the Trust’s compliance with the diversification requirements of Section 817(h) of the Code and the related rules and regulations promulgated thereunder (“Section 817(h)”) with respect to the assets of the Trust under management of the Subadviser. The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any broker or dealer affiliated with the Co-Managers or the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may

direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other investments or instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall, to the extent by applicable law, maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of such Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(v) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it to the extent applicable under Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation during Subadviser’s normal business hours with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub adviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall, to the extent permitted by its Code of Ethics and other applicable internal policies and procedures, authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance policies and procedures to ensure its compliance with the 1940 Act, the CEA (if applicable), the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(f) The Subadviser shall be responsible for the voting or abstaining from voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio pursuant to the Subadviser’s proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers, and notified in advance to the Subadviser. Notwithstanding the foregoing, the Trust and not the Subadviser shall be responsible for any and all filings in connection with class action lawsuits and securities litigation.

(g) Upon reasonable request from the Co-Managers, the Subadviser will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued, provided that (i) the Subadviser shall not be deemed a substitute for any independent pricing and/or valuation committee of the Trust pursuant to the Trust’s fair valuation policies and procedures, and (ii) none of the information which the Subadviser provides to the Co-Managers shall be deemed to be the official books and records of the Trust for tax, accounting or other purposes.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Co-Managers acknowledge that Subadviser does not guarantee investment results. The Co-Managers further recognize and agree that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Trust. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Co-Managers in any way or otherwise be deemed an agent of the Trust or the Co-Managers except in connection with the investment management services provided by the Subadviser under this Agreement. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Subadviser and its affiliates shall not be liable or responsible for any loss incurred in connection with any act or omission of any of the Trust’s trustees, administrators, custodian, or any broker-dealer or other third party in the absence of Subadviser's willful misfeasance, bad faith or gross negligence. The Co-Managers, severally and jointly, shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at RS Investment Management Co, LLC, One Bush Street, Suite 900, San Francisco, CA 94104, Attention: Head of Client Service.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and within a reasonable amount of time and to the extent that continued use is not required by applicable laws, rules and regulations.

9. Notwithstanding any other provision of this Agreement, the Subadviser may include the performance of the Trust attributable to the time period Subadviser provided services under this Agreement as part of any composite performance information of the Subadviser; provided, however, that neither the Subadviser nor any of its affiliates may use the name symbol or any other logo, trademark, service mark or trade name of the Co-Managers, or any of their affiliates, and any derivatives of such without the express written consent of the relevant Co-Manager.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: _/s/ Timothy S. Cronin___________
Name: Timothy S. Cronin
Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: _/s/ Timothy S. Cronin___________
Name: Timothy S. Cronin
Title: President

RS Investment ManagEment Co. LLC

By: _/s/ Matthew H. Scanlan_________

Name: Matthew H. Scanlan

Title: Chief Executive Officer

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by RS Investment Management Co. LLC, Prudential Investments LLC and AST Investment Services, Inc. will pay RS Investment Management Co. LLC an advisory fee on the net assets managed by RS Investment Management Co. LLC that is equal, on an annualized basis, to the following:

Portfolio AST Small-Cap Growth Opportunities Portfolio	Advisory Fee

0.55% of average daily net assets to $100 million;
0.50% of average daily net assets over $100 million but not exceeding $200 million;
0.45% of average daily net assets over $200 million but not exceeding $250 million;
0.40% of average daily net assets over $250 million but not exceeding $300 million; and
0.35% of average daily net assets over $300 million

Dated as of October 6, 2014.

EXHIBIT C

MANAGEMENT OF WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington) is located at 280 Congress Street, Boston, Massachusetts, 02210. Wellington is a registered investment adviser and provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of September 30, 2014, Wellington’s assets under management totaled approximately $892 billion. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership. Additional information relating to the management of Wellington and other funds managed by Wellington is set forth in this exhibit.

The table below lists the name, address, and position for Wellington’s principal executive officer and each director.

Name & Address*	Position
John F. Averill	Senior Vice President and Executive Committee Member
Louis Chabrier	Senior Vice President and Executive Committee Member
Nicolas M. Choumenkovitch	Senior Vice President, Partner and Executive Committee Member
Cynthia M. Clarke	Senior Vice President and Chief Legal Officer
Cheryl M. Duckworth	Executive Committee Member
Ray E. Helfer	Executive Committee Member
Jean M. Hynes	Senior Vice President and Executive Committee Member
Ian R. Link	Executive Committee Member
Nancy M. Morris	Vice President and Chief Compliance Officer
Philip H. Perelmuter	Senior Vice President and Executive Committee Member
Edward J. Steinborn	Senior Vice President and Chief Financial Officer
Brendan J. Swords	President, Chief Executive Officer and Executive Committee Member
Perry M. Traquina	Chairman

* The principal mailing address of each officer is 280 Congress Street, Boston, Massachusetts 02210

COMPARABLE FUNDS FOR WHICH WELLINGTON SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which Wellington provides investment advisory services, other than the Portfolio:

Fund	Net Assets (as of 8/31/2014)	Fee Paid to Wellington
Nationwide NVIT Multi- Manager Small Cap Growth Fund	$112.9 million	0.450% of average daily net assets.
Northwestern Mutual VA Small Cap Growth	$511.2 million	0.600% of average daily net assets to $75 million; 0.500% of average daily net assets on next $75 million; and 0.400% of daily average net assets in excess of $150 million

EXHIBIT D

MANAGEMENT OF RS INVESTMENT MANAGEMENT CO. LLC

RS Investment Management Co. LLC (RS Investments) is located at One Bush Street, Suite 900, San Francisco, California 94104. RS Investments is a registered investment adviser and majority-owned subsidiary of The Guardian Life Insurance Company of America. As of September 30, 2014, RS Investments’ assets under management totaled approximately $22.3 billion. Additional information relating to the management of RS Investments and other funds managed by RS Investments is set forth in this exhibit.

The table below lists the name, address, and position for RS Investments’ principal executive officer and each director.

Name & Address*	Position
George Randall Hecht	Director
Thomas George Sorell	Director
Deanna Marie Mulligan	Chairman & Director
Matthew Howard Scanlan	Chief Executive Officer & Director
D. Scott Dolfi	Director
Bryan Scott Tutor	Chief Operating Officer
Deborah L. Duncan	Director
Robert Johnson	Director
Marc Costantini	Director
Nina Gupta	General Counsel
Randall Hegarty	Chief Compliance Officer
Jonathan Fayman	Chief Financial Officer

* The principal mailing address of each officer is One Bush Street, Suite 900, San Francisco, California, 94104.

COMPARABLE FUNDS FOR WHICH RS INVESTMENTS SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which RS Investments provides investment advisory services, other than the Portfolio:

Fund	Net Assets (as of 8/31/2014)	Fee Paid to RS Investments
RS Small Cap Growth Fund	$1,055,687,029	0.95% of average daily net assets.
RS Small Cap Growth Equity VIP Series	$111,197,217	0.75% of average daily net assets.
RS Small Cap Equity Fund	$177,884,463	0.75% of average daily net assets.
VC I Small Cap Aggressive Growth Fund	$101,725,485	0.55% of average daily net assets to $250 million; 0.50% of average daily net assets greater than $250 million.

EXHIBIT E

SHAREHOLDER INFORMATION

As of November 24, 2014, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of November 24, 2014, 2014, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Small Cap Growth Opportunities Portfolio	Pru Annuity Distributor Inc.	Attn: Separate Accounts, 7th Floor 213 Washington St. Newark, NJ 07102	21,376,066/37.19%
	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington St. Newark, NJ 07102	12,105,662/21.06%
	AST Capital Growth Asset Allocation Portfolio	Gateway Center Three 100 Mulberry St. Newark, NJ 07102	8,442,188/14.69%
	AST Balanced Asset Allocation Portfolio	Gateway Center Three 100 Mulberry St. Newark, NJ 07102	6,024,308/10.48%
	AST Advanced Strategies Portfolio Attn: Ted Lockwood & Edward Campbell	2 Gateway Center, 6th Floor Newark, NJ 07102	3,749,569/6.52%